SUPPLEMENT TO THE SPARTAN MARKET INDEX FUND JUNE 20, 1997 PROSPECTUS SHAREHOLDER MEETING. On or about November 19, 1997, a shareholder meeting will be held to consider the adoption of a subadvisory agreement with Bankers Trust Company and to consider other proposals. If shareholders of record on September 22, 1997 approve the subadvisory agreement, Bankers Trust Company will assume portfolio management responsibilities for the fund. Fidelity Management & Research Company will retain supervisory responsibilities for investment management and other fund operations under its management contract with the fund. Proxy statements will be mailed on or about September 22, 1997.